Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT TO
RIGHTS AGREEMENT

This Amendment to Rights Agreement (this “Amendment”) is entered into as of November 10, 2022 by and among (a) Bodor Laboratories, Inc. (“BLI”), a Florida corporation having its principal place of business located at 4400 Biscayne Blvd., Miami, Florida 33137, (b) Brickell Subsidiary, Inc., d/b/a Brickell Biotech, Inc. (“Brickell Sub”), a Delaware corporation having its principal place of business located at 5777 Central Avenue, Boulder, Colorado 80301, and (c) Fresh Tracks Therapeutics, Inc. (formerly known as Brickell Biotech, Inc.), the parent of Brickell Sub (“Brickell Parent” and, together with Brickell Sub, collectively as “FRTX”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in that certain Rights Agreement, effective as of May 3, 2022 (the “Rights Agreement”), by and among BLI, Brickell Sub and Brickell Parent. BLI and FRTX also shall be known individually as a “Party” or together as the “Parties”, according to the context.

WHEREAS, the Rights Agreement provides that it may be modified or amended only by written agreement executed by officers or other authorized representatives of the Parties.

WHEREAS, the Parties desire to amend certain provisions of the Rights Agreement effective as of the date hereof, as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the Parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and fully intending to be legally, finally, and completely bound hereby, the Parties stipulate and agree as follows:

Payments to BLI

The subsections of the Payments to BLI section of the Rights Agreement entitled “Upfront Consideration and Milestone Payments” and “Earnout Payments” are hereby amended and restated in their entirety, effective as of the date hereof and only for payments after the date hereof, as follows:

    Upfront Consideration and Milestone Payments

Pursuant to this Rights Agreement, FRTX agrees to pay BLI Twenty Percent (20.0%) of the amount of each payment due to FRTX from Botanix for Upfront Consideration and Milestone Payments, subject to deductions, credits, or offsets applied under the APA.

Earnout Payments

Pursuant to this Rights Agreement, FRTX agrees to pay BLI the incremental portion of Earnout Payments as described in the table below (that percentage hereafter known as the “BLI Earnout Share”), multiplied by the actual amount of each applicable Earnout Payment due to Brickell from Botanix after deductions, credits, or offsets applied under the APA:

Portion of Net Sales of Products in the Territory Per Calendar Year	BLI Earnout Share
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Full Force and Effect

The Rights Agreement is amended only as expressly provided in this Amendment and shall otherwise continue in full force and effect.

Governing Law and Jurisdiction

This Amendment shall be governed and construed in accordance with the laws of the State of Florida. The Parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of Florida to resolve any disputes between the Parties in relation to this Rights Agreement.

Counterparts

This Amendment may be executed by the Parties in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have each caused this Amendment to be executed by a duly authorized officer as shown below.

FRESH TRACKS THERAPEUTICS, INC.	BRICKELL SUBSIDIARY, INC.

/s/ Robert B. Brown	/s/ Robert B. Brown

Name: Robert B. Brown	Name: Robert B. Brown
Title: Chief Executive Officer	Title: Chief Executive Officer

BODOR LABORATORIES, INC.

/s/ Nicholas S. Bodor
Name: Dr. Nicholas S. Bodor
Title: Chief Executive Officer